North Bay Bancorp Logo
                                  NASDAQ: NBAN
                            Keefe, Bruyette & Woods
                       Community Bank Investor Conference
                                 August 2, 2006
                                  Presenters:
                       Terry L. Robinson, President & CEO
                Michael W. Wengel , EVP, Chief Financial Officer
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Safe Harbor Statement

o  This presentation contains forward-looking statements that are:
        -  Subject to contingencies & uncertainties,
        -  Not a guarantee of future performance,
        -  Based on assumptions that may change,
        -  Not to be relied on unduly.

o Many factors are beyond our ability to control or predict, including factors such as:
        -  Interest rate volatility.
        -  Economic conditions.
        -  Asset performance.
        -  Ability to control costs.
        -  Successful acquisition assimilation.

o  We assume no obligation to update this data.

o  Please see risk factors in NBAN's SEC filings.

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A BRIEF HISTORY

o The Vintage Bank opened for business in Napa in January, 1985 with capital of $3.1 million

o A $2 million secondary offering was issued in 1994 to support organic growth

o North Bay Bancorp was formed in 1999

o Solano Bank opened in July 2000 with 3 offices, partially capitalized with a $5 million secondary offering

o Three Boards were merged & reduced in 2004; Charters merged in 2005; combined Board reduced to 11 in 2006

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WHY INVEST IN NBAN?

        o Board & Management

        o Markets & Core Deposit Base

        o Asset Quality

        o Historical Consistency & Low Risk Profile

        o EPS Growth Potential

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DIRECTORS

David B. Gaw
Chairman, Attorney

Richard S. Long
Vice Chairman, CEO Regulus Group, LLC

Thomas N. Gavin
Financial Planning

Fred J. Hearn, Jr.
CEO, Hearn Pacific Corporation

Thomas F. Malloy
Insurance

Conrad W. Hewitt
Former California Superintendent, DFI
Former Managing Partner, Ernst & Young

Thomas Shelton
President & CEO, Joseph Phelps Vineyards

Stephen C. Spencer
Commercial Real Estate

Denise C. Suihkonen
Certified Public Accountant

James E. Tidgewell
Certified Public Accountant

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EXECUTIVE MANAGEMENT

Terry L. Robinson
President & CEO since 1988

Glen C. Terry
President, The Vintage Bank
Joined in 1999

John Nerland
Senior Executive Vice President,
Chief Credit Officer
Joined in 2002

Virginia Robbins
Executive Vice President
Chief Operating Officer
Joined in 2006

Michael W. Wengel
Executive Vice President
Chief Financial Officer
Joined in 2006

Stephanie Rode
Senior Vice President
Risk Management
Joined in 2003

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AREAS WE SERVE

                                 [Map Omitted]

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NAPA COUNTY DEPOSIT MARKET SHARE

                                [Pie Graphic Omitted]


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SOLANO COUNTY DEPOSIT MARKET SHARE

                                [Pie Graphic Omitted]

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TOTAL DEPOSITS

                June 30, 2005                           June 30, 2006
                $510 Million                            $482 Million

            [Pie Graphic Omitted]                    [Pie Graphic Omitted]

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ASSET QUALITY

[The Vintage Bank Logo Omitted]

[Solano Bank Logo Omitted]

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NON-PERFORMING ASSETS/TOTAL ASSETS

                                [Graph Omitted]

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WHY STELLER ASSET QUALITY?

        o Credit Culture

        o Consistent Underwriting

        o Relationship Banking

        o Lend within our Markets

        o Lend within Industries we Understand

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LOAN PORTFOLIO

                June 30, 2005                              June 30, 2006
                $434 Million                               $450 Million

             [Pie Chart Omitted]                        [Pie Chart Omitted]


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A HISTORICAL PERSPECTIVE

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ASSETS

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NET INCOME

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RETURN ON AVERAGE ASSETS

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RETURN ON AVERAGE EQUITY

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ANNUAL OPERATING EFFICIENCY

                                [Graph Omitted]

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EARNINGS PER SHARE

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MARKET CAPITALIZATION

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FIVE YEAR STOCK PERFORMANCE

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RISK PROFILE

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BALANCE SHEET

        o Investment Portfolio
                . Agencies, municipals and mortgage-backed PAC's & vanilla pass throughs
                .  No derivatives, structured notes, preferred stock, etc.

        o Loan Portfolio - Clean

        o No Significant Intangible Assets

        o Stable Demand Deposit Base

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EARNINGS

        o Interest Rate Risk Near Zero
                .  Slightly asset sensitive in short run
                .  Slightly liability sensitive in longer run

        o  No dependency on Cyclical Revenues

        o Low Cost Deposit Base Best Defense
          Against a Flat Yield Curve

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WHAT'S NEXT?

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2006 - 2007 PLANS

        o Strengthen "Middle" Management in Key Areas

        o Capture Automation Opportunities & Improve Processes in General

        o Capture FTE Improvement Opportunities flowing from Management Upgrades and Automation of Processes

        o Expand "Niche" Market Opportunities
          (Example: Professional Practice Finance Product)

        o Enter Contra Costa County
                . Contiguous market - large population & deposit base
                . Minimal community bank competition in targeted geographic sections

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SUMMARY & CONCLUSION

        o NBAN is an Exceptional Franchise
                .  Stable
                . Premier Markets
                .  Low Risk

        o Positive Outlook
                .  Solid Organic Growth
                .  Increasing Earnings Trend

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ON -SITE VISITS ARE ENCOURAGED

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